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                                                                    EXHIBIT 23.4

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 2000, with respect to the consolidated financial statements of OrthoLink Physicians Corporation included in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of United Surgical Partners International, Inc. dated April 5, 2001.

                                          /s/ ERNST & YOUNG LLP

Nashville, Tennessee
April 4, 2001